Exhibit 10.25        EXECUTION VERSION
SECOND AMENDMENT TO LOAN FINANCING AND SERVICING AGREEMENT (this “Amendment”), dated as of August 14, 2024, among OSCF LENDING IV SPV, LLC, a Delaware limited liability company, as borrower (the “Borrower”), OAKTREE STRATEGIC CREDIT FUND, a Delaware statutory trust, as servicer (the “Servicer”), each Lender party hereto (the “Lenders”), the Agents for each Lender Group party hereto (the “Agents”) and DEUTSCHE BANK AG, NEW YORK BRANCH, as facility agent (the “Facility Agent”).
WHEREAS, the Borrower, the Servicer, Oaktree Strategic Credit Fund, as the Equityholder, the Facility Agent, Deutsche Bank National Trust Company, as collateral agent and as collateral custodian, the Lenders and the Agents are party to the Loan Financing and Servicing Agreement, dated as of February 15, 2024 (as amended, supplemented, amended and restated and otherwise modified from time to time, the “Loan Agreement”); and
WHEREAS, the Borrower, the Servicer and the Facility Agent have agreed to amend the Loan Agreement in accordance with the terms and conditions set forth herein.
NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
Article I

Definitions
Section I.1Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Loan Agreement.
Article II

Amendments
Section II.1Amendments to the Loan Agreement. As of the date of this Amendment, the Loan Agreement is hereby amended as follows:
(a) Section 2.8 of the Loan Agreement is hereby amended to delete reference to “the six month anniversary of the Effective Date” and insert “the nine month anniversary of the Effective Date” in lieu thereof.
Article III

Representations and Warranties
Section III.1The Borrower and the Servicer hereby represent and warrant to each other party hereto that, as of the date first written above, (i) no Unmatured Event of Default, Event of Default, Unmatured Servicer Default or Servicer Default has occurred and is continuing and (ii) the representations and warranties of the Borrower and the Servicer contained in the Loan Agreement and the other Transaction Documents are true and correct in all material

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respects on and as of such day (other than any representation and warranty that is made as of a specific date).
Article IV

Conditions to Effectiveness
Section IV.1This Amendment shall become effective as of the date first written above upon the execution and delivery of this Amendment by the Borrower, the Servicer and the Facility Agent.
Article V

Miscellaneous
Section V.1Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AND ANY DISPUTE, SUIT, ACTION OR PROCEEDING, WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY, RELATING TO OR ARISING OUT OF THIS AMENDMENT OR TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.
Section V.2Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
Section V.3Ratification. Except as expressly amended and waived hereby, the Loan Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.
Section V.4Counterparts; Electronic Execution. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by email transmission shall be effective as delivery of a manually executed counterpart hereof. The parties agree that this Amendment may be executed and delivered by electronic signatures and that the electronic signatures appearing on this Amendment are the same as handwritten signatures for the purposes of validity, enforceability and admissibility.
Section V.5Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.
[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

OSCF LENDING IV SPV, LLC, as Borrower
By: Oaktree Strategic Credit Fund
Its: Managing Member
By: Oaktree Fund Advisors, LLC
Its: Investment Advisor
By:    /s/Mary Gallegly
Name:    Mary Gallegly
Title:    Managing Director
By:    /s/Jessica Dombroff
Name:    Jessica Dombroff
Title:    Senior Vice President

[Signature Page to Second Amendment to Loan Agreement]
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OAKTREE STRATEGIC CREDIT FUND,
as Servicer
By: Oaktree Fund Advisors, LLC
Its: Investment Advisor
By:    /s/Mary Gallegly
Name:    Mary Gallegly
Title:    Managing Director
By:    /s/Jessica Dombroff
Name:    Jessica Dombroff
Title:    Senior Vice President

[Signature Page to Second Amendment to Loan Agreement]
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DEUTSCHE BANK AG, NEW YORK
    BRANCH, as Facility Agent

By:    /s/Amit Patel
Name:    Amit Patel
Title:    Managing Director
By:    /s/Peter Sabino
Name:    Peter Sabino
Title:    Director
[Signature Page to Second Amendment to Loan Agreement]
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